Exhibit (11)

                       CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees of
      State Street Research Capital Trust


      We consent to the reference to our firm under the caption "Independent Accountants" in the Registration Statement of the State Street Research Capital Trust on Form N-1A (Securities Act of 1933 File No. 2-86271).


                                          /s/  COOPERS & LYBRAND L.L.P.


                                          COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
October 10, 1995